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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 20, 1999, in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-80601) of Genentech, Inc. for the registration of shares of its common stock.



                                    /s/ ERNST & YOUNG LLP
                                    ---------------------
                                    ERNST & YOUNG LLP


San Jose, California
June 29, 1999